SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2004

Aon CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 24, 2004, Aon Corporation (“Aon”) sent a notice to directors and executive officers of Aon informing them that a blackout period with respect to the Aon Savings Plan will be in effect beginning September 17, 2004 through October 7, 2004.  Aon provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.  Aon received the notice required by Section 101(i)(12)(E) of the Employment Retirement Income Security Act of 1974, as amended, on August 18, 2004.

A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)—(b)          Not applicable.

(c)                   Exhibits:

Exhibit Number	Description of Exhibit
99.1	Notice of Blackout Period to Directors and Executive Officers of Aon Corporation dated August 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ Patrick G. Ryan
Patrick G. Ryan
Chairman and Chief Executive Officer

Date: August 24, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Notice of Blackout Period to Directors and Executive Officers of Aon Corporation dated August 24, 2004.